DREYFUS STRATEGIC MUNICIPALS, INC.

                                  P R O X Y


       The  undersigned  stockholder(s) of  Dreyfus  Strategic
     Municipals, Inc. hereby appoint(s) Robert R. Mullery  and
     Michael A. Rosenberg, and each of them, the attorneys and
     proxies   of   the  undersigned,  with  full   power   of
     substitution, to vote, as indicated herein,  all  of  the
     shares of Dreyfus Strategic Municipals, Inc. standing  in
     the  name of the undersigned at the close of business  on
     March  18, 1998 at the Annual Meeting of Stockholders  to
     be  held  at the offices of The Dreyfus Corporation,  200
     Park   Avenue,  7th  Floor  West,  New  York,  New  York,
     commencing at 10:00 a.m. on Friday, May 15, 1998, and  at
     any  and all adjournments thereof, with all of the powers
     of  the  undersigned  would possess  if  then  and  there
     personally  present and especially (but without  limiting
     the general authorization and power hereby given) to vote
     as indicated on the proposals, as more fully described in
     the Proxy Statement for the meeting.
 .
                                   CONTINUED AND TO BE SIGNED ON REVERSE
SIDE


                                        DREYFUS STRATEGIC MUNICIPALS, INC.
                                        P.O. BOX 11009
                                        NEW YORK, N.Y.  10203-0009






THIS PROXY IS SOLICITED BY THE FUND'S BOARD OF DIRECTORS AND WILL BE VOTED FOR THE BELOW PROPOSALS UNLESS OTHERWISE INDICATED.

1.  Election of Directors    For all nominees         WITHHOLD AUTHORITY to
vote                          *EXCEPTIONS
                 listed below       for all nominees listed below

  Class I Nominees:  Hodding Carter, III, Joseph S. DiMartino, Richard C.
Leone
  (INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the "Exceptions" box and write that nominee's name in the space provided below)
  *Exceptions

2.  To ratify the selection of the Fund's independent auditors.
3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting, or any adjournment(s).

    FOR          AGAINST            ABSTAIN

Change of Address or
Comments Mark Here

Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title.

Date:


                                  Signature

                                  Signature

                                                 Votes must be indicated
                                                 (X) in Black or Blue ink.

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.



                                  IMPORTANT

Please Act Promptly
Sign, Date and Mail your Proxy Card(s) Today.

No matter how many shares you own, your vote in important. Voting can also help the Fund save money. To hold a meeting, a quorum must be represented. Voting today can save the Fund the expense of another solicitation for proxies required to achieve a quorum.

Please note, that if you hold more than one account in the Fund, a proxy card will be sent to you for each of your accounts. You should sign and return each proxy card in order for all your votes to be counted.

Thank you for your interest in the Fund.


                          SCHEDULE 14A INFORMATION

         Proxy Statement Pursuant to Section 14(a) of the Securities
                   Exchange Act of 1934 (Amendment No.     )

Filed by the registrant /*/
Filed by a party other than the registrant / /
Check the appropriate box:
/ /  Preliminary proxy statement
/*/  Definitive proxy statement
/ /  Definitive additional materials
/ /  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12


               Dreyfus Strategic Municipals, Inc.
              ------------------------------------------------
              (Name of Registrant as Specified in Its Charter)



               Dreyfus Strategic Municipals, Inc.
                -----------------------------------------------
               (Name of Person(s) Filing Proxy Statement)


                 DREYFUS STRATEGIC MUNICIPAL BOND FUND, INC.
                    DREYFUS STRATEGIC MUNICIPALS, INC.
                 ------------------------------------------
                 NOTICE OF ANNUAL MEETINGS OF STOCKHOLDERS
                 ------------------------------------------

To the Stockholders:

         The Annual Meeting of Stockholders of each of Dreyfus Strategic Municipal Bond Fund, Inc. and Dreyfus Strategic Municipals, Inc. (each, a "Fund" and, collectively, the "Funds") will be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor West, New York, New York, on Friday, May 15, 1998 at 10:00 a.m., for the following purposes:

         1. To elect Directors to serve for a specified term and until their successors are duly elected and qualified.
         2.  To ratify the selection of the Fund's independent auditors.
         3. To transact such other business as may properly come before the meeting, or any adjournment or adjournments thereof.
         Stockholders of record at the close of business on March 18, 1998 will be entitled to receive notice of and to vote at the meeting.
                                        By Order of the Board


                                        Michael S. Petrucelli
                                        Assistant Secretary
New York, New York
March 19, 1998


-----------------------------------------------------------------------------
                       WE NEED YOUR PROXY VOTE IMMEDIATELY

        A STOCKHOLDER MAY THINK HIS VOTE IS NOT IMPORTANT, BUT IT IS VITAL. BY LAW, THE ANNUAL MEETING OF STOCKHOLDERS OF EACH FUND WILL HAVE TO BE ADJOURNED WITHOUT CONDUCTING ANY BUSINESS IF LESS THAN A QUORUM IS REPRESENTED. IN THAT EVENT, THE AFFECTED FUND WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM. CLEARLY, YOUR VOTE COULD BE CRITICAL TO ENABLE THE FUND(S) TO HOLD THE MEETING(S) AS SCHEDULED, SO PLEASE RETURN YOUR PROXY CARD IMMEDIATELY. YOU AND ALL OTHER STOCKHOLDERS WILL BENEFIT FROM YOUR COOPERATION.
-----------------------------------------------------------------------------

                  DREYFUS STRATEGIC MUNICIPAL BOND FUND, INC.
                    DREYFUS STRATEGIC MUNICIPALS, INC.

                          COMBINED PROXY STATEMENT
                 ------------------------------------------
                       ANNUAL MEETING OF STOCKHOLDERS
                     TO BE HELD ON FRIDAY, MAY 15, 1998

         This proxy statement is furnished in connection with a solicitation of proxies by the Board of each of Dreyfus Strategic Municipal Bond Fund,
Inc. ("DSMB") and Dreyfus Strategic Municipals, Inc. ("DSM") (each, a "Fund" and, collectively, the "Funds") to be used at the Annual Meeting of Stockholders of each Fund to be held on Friday, May 15, 1998 at 10:00 a.m., at the offices of The Dreyfus Corporation ("Dreyfus"), 200 Park Avenue, 7th Floor West, New York, New York, for the purposes set forth in the accompanying
 Notice of Annual Meetings of Stockholders. Stockholders of record at the close of business on March 18, 1998 are entitled to be present and to vote at the meeting. Stockholders are entitled to one vote for each Fund share held and fractional votes for each fractional Fund share held. Stockholders can vote only on matters affecting the Fund(s) of which they are stockholders. Shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon. If any enclosed form of proxy is executed and returned, it nevertheless may be revoked by another proxy or by letter or telegram directed to the relevant Fund, which must indicate the stockholder's name. To be effective, such revocation must be received prior to the relevant Fund's meeting. In addition, any stockholder who attends a meeting in person may vote by ballot at the relevant Fund meeting, thereby canceling any proxy previously given. As of February 27, 1998, the Funds had outstanding the following number of shares:
                       NAME OF FUND                       SHARES OUTSTANDING
                       ________-                         ____________________
                       DSMB                                    47,199,079
                       DSM                                     57,989,777
         It is estimated that proxy materials will be mailed to stockholders of record on or about April 1, 1998. The principal executive offices of each Fund are located at 200 Park Avenue, New York, New York 10166. COPIES OF EACH FUND'S MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS ARE AVAILABLE UPON REQUEST, WITHOUT CHARGE, BY WRITING TO THE FUND AT 144 GLENN CURTISS BOULEVARD, UNIONDALE, NEW YORK 11556-0144, OR BY CALLING TOLL-FREE 1-800-334-6899.
         Stockholders of each Fund will vote as a single class and will vote separately on each proposal on which stockholders of that Fund are entitled to vote. If a proposal is approved by stockholders of one Fund and disapproved by stockholders of the other Fund, the proposal will be implemented only for the Fund that approved the proposal. Therefore, it is essential that stockholders who own shares in both Funds complete, date, sign and return EACH proxy card they receive.
PROPOSAL 1.  ELECTION OF DIRECTORS
         Each Fund's Board of Directors is divided into three classes with the term of office of one class expiring each year. It is proposed that stockholders of each Fund consider the election of the individuals listed below (the "Nominees") as Directors of the indicated class of such Fund. With respect to DSMB, Mr. Houminer and Ms. Smith, who have been Directors of DSMB since 1994 and 1995, respectively, are to be elected as Class II Directors to serve for a three-year term. With respect to DSM, Messrs. Carter, DiMartino and Leone, who have been Directors of DSM since 1989, 1995 and 1989, respectively, are to be elected as Class I Directors to serve for a three-year term. Mr Houminer and Ms. Smith also are continuing Class II Directors of DSM and Messrs. Carter, DiMartino and Leone also are continuing Class I Directors of DSMB. Each Nominee has consented to being named in this proxy statement and has agreed to serve as a Director of the indicated Fund if elected. Biographical information about each Nominee is set forth below. Biographical information about each Fund's other continuing Directors and other relevant information is set forth on Exhibit A. Unless otherwise indicated, information set forth herein applies to both Funds.


NAME, PRINCIPAL OCCUPATION                                                                                           YEAR
AND BUSINESS EXPERIENCE FOR                                                                      DIRECTOR            TERM
PAST FIVE YEARS                                                                AGE                 SINCE            EXPIRES
________________                                                               ____              _________         _________
HODDING CARTER, III _ CLASS I DIRECTOR OF DSM ONLY                              62                 1989              2001
        Chairman of MainStreet, a television production company.
Since 1995, Knight Professor of Public Affairs Journalism at the
University of Maryland. From 1985 to 1986, he was editor and chief correspondent of "Capitol Journal," a weekly Public Broadcasting System
("PBS") series on Congress. From 1981 to 1984, he was anchorman and chief correspondent for PBS' "Inside Story," a regularly scheduled half-hour critique of press performance. From 1977 to July 1, 1980, Mr. Carter served as Assistant Secretary of State for Public Affairs and as Department of State
spokesman. His address is c/o MainStreet, 918 Sixteenth Street, N.W.,
Washington, D.C. 20006.
JOSEPH S. DIMARTINO _ CLASS I DIRECTOR OF DSM ONLY                              54                 1995              2001
        CHAIRMAN OF THE BOARD Since January 1995, Chairman of the Board
of various funds in the Dreyfus Family of Funds. He is
also a director of Staffing Resources, Inc., a temporary placement agency,
The Muscular Dystrophy Association, HealthPlan Services Corporation, a
provider of marketing, administrative and risk management services to health and other benefit programs, The Noel Group, Inc., a venture capital company,
Carlyle Industries, Inc. (formerly, Belding Heminway Company, Inc.), a button packager and distributor, and Century Business Services, Inc. (formerly,
International Alliance Services, Inc.), a provider of various outsourcing functions for small to medium size businesses. For more than five years prior to January 1995, he was President, a director and, until August 1994, Chief
Operating Officer of Dreyfus and Executive Vice President and a director of
Dreyfus Service Corporation, a wholly-owned subsidiary of Dreyfus. From
August 1994 until December 31, 1994, he was a director of Mellon Bank
Corporation. His address is 200 Park Avenue, New York, New York 10166.


                                          [Page 2]

NAME, PRINCIPAL OCCUPATION                                                                                            YEAR
AND BUSINESS EXPERIENCE FOR                                                                       DIRECTOR            TERM
PAST FIVE YEARS                                                                 AGE                 SINCE            EXPIRES
________________                                                               ____              ___________         _________
EHUD HOUMINER _ CLASS II DIRECTOR OF DSMB ONLY                                  57                  1994               2001
         Professor and Executive-in-Residence at the Columbia Business
School, Columbia University. Since January 1996, Principal
of Lear, Yavitz, and Associates, a management consultant firm. He also is a director of Avnet Inc. and Super-Sol Limited. His address is c/o Columbia
Business School, Columbia University, Uris Hall, Room 526, New York, New York
10027.
RICHARD C. LEONE_ CLASS I DIRECTOR OF DSM ONLY                                  57                  1989               2001
        President of The Twentieth Century Fund, Inc., a tax exempt research foundation engaged in the studies of economic,
foreign policy and domestic issues. From April 1990 to March 1994, Chairman, and from April 1988 to March 1994, a Commissioner, of The Port Authority of
New York and New Jersey. From January 1986 to January 1989, Managing Director
of Dillon, Read & Co., Inc.  Mr. Leone is also a director of Dynex, Inc. His address is 41 East 70th Street, New York, New York 10021.
ROBIN A. SMITH _ CLASS II DIRECTOR OF DSMB ONLY                                 34                  1995               2001
        Since March 1996, President of the Boisi Family Foundation,
a private family foundation located in New York City devoted to youths and higher education, and Assistant to the Chief Executive Officer of The Beacon Group, LLC, a private equity firm and advisory partnership.
Since 1993, Vice President, and from March 1992 to October 1993, Executive
Director of One-to-One Partnership, Inc., a national non-profit organization that seeks to promote mentoring and economic empowerment for at-risk youths.
From June 1986 to February 1992, she was an investment banker with Goldman,
Sachs & Co. She is also a Trustee of Westover School and a Board member of the Jacob A. Riis Settlement House and the High/Scope Educational Research
Foundation. Her address is 399 Park Avenue, 17th Floor, New York, New York
10022.
         The persons named in the accompanying form of proxy intend to vote each such proxy for the election of the Nominees, unless stockholders specifically indicate on their proxies the desire to withhold authority to vote for elections to office. It is not contemplated that any Nominee will be unable to serve as a Board member for any reason, but if that should occur prior to the meeting, the proxyholders reserve the right to substitute another person or persons of their choice as nominee or nominees.

                                          [Page 3]

         Each Fund has an audit committee comprised of its Directors who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund, the function of which is to routinely review financial statements and other audit-related matters as they arise throughout the year. Neither Fund has a standing nominating or compensation committee or any committee performing similar functions. As of February 28, 1998, Mr. Leone owned 2,800 shares of
DSM's Common Stock, constituting less than 1% of such Fund's outstanding shares. As of such date, no other Nominee, Director or officer owned any shares of either Fund's common stock outstanding.
         The Funds typically pay the Directors an annual retainer and a per meeting fee ($2,500/$500 for DSMB and $4,500/$500 for DSM) and reimburse them for their expenses. The Chairman of the Board of each Fund, which position is held by Mr. DiMartino, receives an additional 25% in annual retainer and per meeting fees. For each Fund's most recent fiscal year, the number of Board meetings that were held and aggregate amount of compensation received by each continuing Director who is not a Nominee from the Fund and all other funds in the Dreyfus Family of Funds for which such person is a Board member are set forth on Exhibit A. Certain information concerning each Fund's officers is also set forth on Exhibit A. The Funds do not pay any other remuneration to their officers and Directors and neither Fund has a bonus, pension, profit-sharing or retirement plan.
         The aggregate amount of compensation paid to each Nominee by DSMB for its fiscal year ended November 30, 1997, and by DSM for its fiscal year ended September 30, 1997, and the aggregate amount of compensation paid to each such Nominee by all other funds in the Dreyfus Family of Funds for which such Nominee is a Board member (the number of which is set forth in parenthesis next to each Nominee's total compensation) for the year ended
December 31, 1997, was as follows:


                                                                                                     TOTAL
                                                                                                  COMPENSATION
                                                                                               FROM EACH FUND AND
                                                            AGGREGATE                             FUND COMPLEX
        NAME OF                                           COMPENSATION                             PAID TO
    NOMINEE AND FUND                                     FROM EACH FUND*                           NOMINEE
   -----------------                                    ----------------                       ------------------
Hodding Carter, III                                                                                42,750  (7)
         DSMB                                                 5,000
         DSM                                                  7,000
Joseph S. DiMartino                                                                              597,128  (96)
         DSMB                                                 6,875
         DSM                                                  9,375
Ehud Houminer                                                                                     68,250  (11)
         DSMB                                                 5,500
         DSM                                                  7,500
Richard C. Leone                                                                                   38,500  (7)
         DSMB                                                 5,000
         DSM                                                  6,500
Robin A. Smith                                                                                     41,750  (7)
         DSMB                                                 5,000
         DSM                                                  6,500

* Amount does not include reimbursed expenses for attending Board meetings, which amounted to $860 for both Funds for all Directors as a group.
         For each Fund, election of each of the Nominees requires the affirmative vote of a plurality of the votes cast at the Fund's meeting.

                                          [Page 4]

PROPOSAL 2.  RATIFICATION OF THE SELECTION OF INDEPENDENT AUDITORS
         The 1940 Act requires that each Fund's independent auditors be selected by a majority of those Directors who are not "interested persons"
(as defined in the 1940 Act) of the Fund; that such selection be submitted for ratification or rejection at the Annual Meeting of Stockholders; and that the employment of such independent auditors be conditioned on the right of the Fund, by vote of a majority of its outstanding securities at any meeting called for that purpose, to terminate such employment forthwith without penalty. Each Fund's Board, including a majority of those Directors who are not "interested persons" of the Fund, approved the selection of Ernst & Young LLP for such Fund's current fiscal year at a Board meeting held on February
2, 1998. Accordingly, the selection by each Fund's Board of Ernst & Young LLP as independent auditors for the current fiscal year is submitted to the stockholders for ratification. Apart from its fees as independent auditors and certain consulting fees, neither Ernst & Young LLP nor any of its partners has a direct, or material indirect, financial interest in either
Fund or Dreyfus.
         Ernst & Young LLP, a major international independent accounting firm, has acted as auditors of each Fund since the Funds' organization. Each Fund's Board believes that the continued employment of the services of Ernst
& Young LLP for the current fiscal year would be in the best interests of the Fund.
         A representative of Ernst & Young LLP is expected to be present at the meeting, will have the opportunity to make a statement and will be available to respond to appropriate questions.
EACH FUND'S BOARD OF DIRECTORS, INCLUDING THE "NON-INTERESTED" DIRECTORS, RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" RATIFICATION OF THE SELECTION OF
ERNST & YOUNG LLP AS INDEPENDENT AUDITORS OF THE FUND.
OTHER MATTERS
         If a proxy is properly executed and returned accompanied by instructions to withhold authority to vote, represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares of the Fund on a particular matter with respect to which the broker or nominee does not have discretionary power) or marked with an abstention (collectively, "abstentions"), the Fund's shares represented thereb y will be considered to be present at the meeting for purposes of determining the existence of a quorum for the transaction of business. Under Maryland law, abstentions do not constitute a vote "for" or "against" a matter and will be disregarded in determining "votes cast" on an issue.
         Each Fund's Board is not aware of any other matter which may come before the meeting. However, should any such matter with respect to one or both Funds properly come before the meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their judgment on such matter.
         Each Fund will bear its pro rata share of the cost of soliciting proxies. In addition to the use of the mails, proxies may be solicited personally, by telephone or by telegraph, and each Fund may pay persons holding shares of a Fund in their names or those of their nominees for their expenses in sending soliciting materials to their principals.
         Proposals that stockholders wish to include in either Fund's proxy statement for the Fund's next Annual Meeting of Stockholders must be sent in writing and received by the Fund no later than October 30, 1998 at the principal executive offices of the Fund at 200 Park Avenue, New York, New
York 10166, Attention: General Counsel.
         Dreyfus, located at 200 Park Avenue, New York, New York 10166, serves as the Funds' investment adviser. Richard F. Syron became a director of Dreyfus as of July 22, 1997. Ronald P. O'Hanley became a Vice Chairman of Dreyfus as of January 15, 1998. Christopher J. Kelley, Kathleen K. Morrisey and Elba Vasquez each was elected Vice President and Assistant Secretary to the Funds as of February 2, 1998. None of the above had any ownership of, or engaged in any transaction with respect to, the Funds' shares at the time they assumed their positions. They filed a Form 3 pursuant to Section 16(a) of the Securities Exchange Act of 1934 on November 18, 1997, March 5, 1998, March 2, 1998, February 27, 1998 and February 25, 1998, respectively.


                                          [Page 5]

NOTICE TO BANKS, BROKER/DEALERS AND
VOTING TRUSTEES AND THEIR NOMINEES
         Please advise, as appropriate, Dreyfus Strategic Municipals, Inc., in care of The Bank of New York, Proxy Department, 101 Barclay Street, New York, New York 10286, or Dreyfus Strategic Municipal Bond Fund, Inc., in care of Bank of Boston, Shareholder Services Division, Proxy Department, P.O. Box 17191/M/S: 45-01-02, Boston, Massachusetts 02105, whether other persons are the beneficial owners of the shares for which proxies are being solicited, and if so, the number of copies of the proxy statement and other soliciting material you wish to receive in order to supply copies to the beneficial owners of shares.
IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO COMPLETE, SIGN, DATE AND RETURN EACH PROXY CARD IN THE ENCLOSED STAMPED ENVELOPE.
Dated: March 19, 1998


                                          [Page 6]
EXHIBIT A
PART I
         Part I sets forth information relevant to the continuing Directors.
BOARD MEMBERS
NAME, PRINCIPAL OCCUPATION                                                                                           YEAR
AND BUSINESS EXPERIENCE FOR                                                                    DIRECTOR              TERM
PAST FIVE YEARS                                                                AGE              SINCE               EXPIRES
________________                                                               _____           _______            ___________
DAVID W. BURKE                                                                 61             DSMB-1994              1999
        Chairman of the Broadcasting Board of Governors, an                                   DSM-1994               2000
       independent board within the United States Information Agency, since August 1995. From August 1994 to December 1994, he
was a consultant to Dreyfus, and from October 1990 to August 1994, he was
Vice President and Chief Administrative Officer of Dreyfus. From 1977 to
1990, Mr. Burke was involved in the management of national television news, as Vice President and Executive Vice President of ABC News, and subsequently as President of CBS News. His address is 197 Eighth Street, Charlestown,
Massachusetts 02642.
HANS C. MAUTNER                                                                60             DSMB-1989              1999
        Chairman, Trustee and Chief Executive Officer of                                      DSM-1987               2000
          Corporate Property Investors, a real estate investment company.
     Since January 1986, a Director of Julius Baer
     Investment Management, Inc., a wholly-owned subsidiary of Julius Baer
     Securities, Inc. His address is 305 East 47th Street, New York, New York
     10017.
JOHN E. ZUCCOTTI                                                               60             DSMB-1989              1999
        President and Chief Executive Officer of Olympia & York                               DSM-1987               2000

          Companies (U.S.A.) and a member of its Board of Directors since the inception of the Board on July 27, 1993. From 1986 to 1990, he was a partner in the law firm of Brown & Wood, and from 1978 to 1986, a partner in the law firm of Tufo & Zuccotti. He was First Deputy Mayor of the City of New York from December 1975 to June 1977, and Chairman of the City Planning Commission for the City of New York from 1973 to 1975. Mr. Zuccotti is also a Director of Starrett Housing Corporation, a construction, development and management of real estate properties corporation and Capstone Pharmacy Services, Inc. His address is One Liberty Plaza,New York, New York 10006.

                               [Page A-1]

PERTAINING TO THE BOARD OF EACH FUND
                     * Number of Board and committee meetings held during the last fiscal year: DSMB-6 and DSM-6
                     * Directors, if any, attending fewer than 75% of all Board and committee meetings, as applicable, held in the last fiscal year during the period the Director was in office: John E. Zuccotti
         The aggregate amount of compensation paid to each continuing Director by DSMB for its fiscal year ended November 30, 1997 and by DSM for its fiscal year ended September 30, 1997 and by all other funds in the Dreyfus Family of Funds for which such continuing Director is a Board member (the number of which is set forth in parenthesis next to each Director's total compensation) for the year ended December 31, 1997, was as follows:


                                                                                                        TOTAL
                                                                                                     COMPENSATION
                                                                                                  FROM EACH FUND AND
                                                            AGGREGATE                               FUND COMPLEX
  NAME OF CONTINUING                                       COMPENSATION                                PAID TO
DIRECTOR AND FUND                                        FROM EACH FUND*                        CONTINUING DIRECTOR
-----------------                                       ----------------                       ----------------------
David W. Burke                                                                                   239,000  (49)
         DSMB                                                 5,500
         DSM                                                  7,500
Hans C. Mautner                                                                                    41,750  (7)
         DSMB                                                 5,000
         DSM                                                  7,000
John E. Zuccotti                                                                                   36,000  (7)
         DSMB                                                 4,500
         DSM                                                  6,000


*Amount does not include reimbursed expenses for attending Board meetings, which amounted to $860 for both Funds for all Directors as a group.



                                    [Page A-2]

PART II
         Part II sets forth information relevant to the executive officers of each Fund.
NAME AND POSITION                                       PRINCIPAL OCCUPATION AND BUSINESS
WITH FUNDS                             AGE              EXPERIENCE FOR PAST FIVE YEARS
___________                            ____             ___________________________________________________________________
MARIE E. CONNOLLY
President and Treasurer                 40              President, Chief Executive Officer, Chief
                                                        Compliance Officer and a Director of Premier Mutual Fund Services, Inc.
                                                       ("Premier"), and Funds Distributor, Inc., the ultimate parent of which is
                                                        Boston Institutional Group, Inc., and an officer of other investment companies advised or administered by Dreyfus.
JOSEPH F. TOWER, III
Vice President and
Assistant Treasurer                     35              Senior Vice President, Treasurer, Chief Financial
                                                        Officer and a director of Premier and Funds Distributor, Inc., and an officer of other investment companies advised or
                                                        administered by Dreyfus. From July 1988 to August 1994,
                                                        he was employed by The Boston Company, Inc. where he
                                                        held various management positions in the Corporate Finance and Treasury areas.
MARY A. NELSON
Vice President and
Assistant Treasurer                     33              Vice President of Premier and Funds Distributor, Inc., and an officer of other investment companies advised or administered by
                                                        Dreyfus. From September 1989 to July 1994, she was an Assistant Vice
                                                        President and Client Manager for The Boston Company, Inc.
MICHAEL S. PETRUCELLI
Vice President and
Assistant Treasurer                     36              Senior Vice President of Funds Distributor, Inc.,
                                                        and an officer of other investment companies advised or administered by
                                                        Dreyfus. From December 1989 through November 1996, he was employed by GE
                                                        Investments where he held various financial, business development and compliance positions. He also served as Treasurer of the GE Funds and as a Director of GE Investment Services. His address is 200 Park Avenue,
                                                        45th Floor, New York, NY 10166.

                                               [Page A-3]

NAME AND POSITION                                       PRINCIPAL OCCUPATION AND BUSINESS
WITH FUNDS                             AGE              EXPERIENCE FOR PAST FIVE YEARS
___________                            ____             ___________________________________________________________________
RICHARD W. INGRAM
Vice President and
Assistant Treasurer                     41              Executive Vice President of Premier and Funds
                                                        Distributor, Inc., and an officer of other investment companies advised or administered by the Manager. From March 1994 to November 1995,
                                                        he was Vice President and Division Manager for First Data Investor
                                                        Services Group. From 1989 to 1994, he was Vice President,
                                                        Assistant Treasurer and Tax Director - Mutual Funds at
                                                        The Boston Company, Inc.
DOUGLAS C. CONROY
Vice President and
Assistant Secretary                     28              Assistant Vice President of Funds Distributor, Inc., and an
                                                        officer of other investment companies advised or administered by
                                                        Dreyfus. From April 1993 to January 1995, he was a Senior Fund Accountant
                                                        for Investors Bank & Trust Company. From December 1991 to March 1993,
                                                        he was employed as a Fund Accountant at The Boston Company, Inc.
ELBA VASQUEZ
Vice President and
Assistant Secretary                     36              Assistant Vice President of Funds Distributor, Inc., and an officer of other investment companies advised or administered by
                                                        Dreyfus. From March 1990 to May 1996, she was employed by U.S. Trust
                                                        Company of New York. As an officer of U.S. Trust, she held various sales and marketing positions. Her address is 200 Park Avenue,
                                                        45th Floor, New York, NY 10166.

                                   [Page A-4]

NAME AND POSITION                                       PRINCIPAL OCCUPATION AND BUSINESS
WITH FUNDS                             AGE              EXPERIENCE FOR PAST FIVE YEARS
___________                           ______           _____________________________________________________________________
KATHLEEN K. MORRISSEY
Vice President and
Assistant Secretary                     25              Vice President and Assistant Secretary of Funds
                                                        Distributor, Inc., and an officer of other investment companies advised or administered by Dreyfus. From July 1994 to November 1995, she was a
                                                        Fund Accountant for Investors Bank & Trust Company.
CHRISTOPHER J. KELLEY
Vice President and
Assistant Secretary                     33              Vice President and Senior Associate General Counsel
                                                        of Premier and Funds Distributor, Inc., and an officer of other investment companies advised or administered by Dreyfus.
                                                        From April 1994 to July 1996, he was Assistant Counsel at
                                                        Forum Financial Group. From October 1992 to March 1994,
                                                        he was employed by Putnam Investments in legal and compliance capacities.

     Unless otherwise indicated, the address of each officer of the Fund is 200 Park Avenue, New York, New York 10166.
                                   [Page A-5]